                                  Exhibit 10.1

HEADLANDS MORTGAGE                                       SERVICING CERTIFICATE

=============================================================================================================================
REVOLVING HOME EQUITY LOAN   LIBOR:                              6.00375%   Current Collection Period:       3/1/00-3/31/00
ASSET-BACKED NOTES           Margin A-1:                         0.35500%   P&S Agreement Date:                  9/1/99
SERIES 1999-1                Class A-1  Note Rate:               6.35875%   Original Closing Date:              9/29/99
                             Class A-2  Note Rate:               6.40375%   Distribution Date:                  4/17/00
                             Margin A-2:                         0.40000%   Record Date:                        4/16/00
                             Interest Period 3/15/00 thru           33      Pool Factor:                      87.2434974%
                             4/16/00:
                             Servicing Fee Rate:                 0.50000%   Initial Class A-1 O/C Amt:        1,600,227.33
                             Class A-1 Premium Fee Rate:         0.18000%   Initial Class A-2 O/C Amt:         431,934.61
                             Class A-2 Premium Fee Rate:         0.18000%   Class A-1 O/C Amt as of
                                                                            Pmt Date:                         5,919,678.06

                             Trustee Fee:                        0.00750%   Class A-2 O/C Amt as of Pmt
                                                                            Date:                             1,424,342.18
                             Class A-1 Weighted Avg Loan Rate:  11.83889%
                             Class A-2 Weighted Avg Loan Rate:  11.63200%

                             Total Management Fee                1,000.00
============================================================================================================================

BALANCES
        Beginning Class A-1 Pool Balance                                                                      204,405,502.98
        Beginning Class A-2 Pool Balance                                                                       44,581,254.35


        Beginning Class A-1 Note Balance -- CUSIP 422093AK0                                                   199,134,968.44
        Beginning Class A-2 Note Balance -- CUSIP 422093AL8                                                    43,307,929.45

        Class A-1 Overcollateralization Amount to Fill                                                          1,545,584.90
        Class A-2 Overcollateralization Amount to Fill                                                            587,245.53

        Ending Class A-1 Pool Balance                                                                         199,707,517.66
        Ending Class A-2 Pool Balance                                                                          42,090,315.39


        Ending Class A-1 Note Balance -- CUSIP 422093AK0                                                      193,787,839.60
        Ending Class A-2 Note Balance -- CUSIP 422093AL8                                                       40,665,973.21

        Additional Balances  Class A-1                                                                          3,317,420.48
        Additional Balances  Class A-2                                                                            168,448.48

        Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                               0
        Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                            0.00
        Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                0
        Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                             0.00
        Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                       0
        Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                     0.00
        Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                                                  0
        Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                               0.00
        Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                        0
        Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                      0.00
        Cumulative Number of ALL Subsequent Mortgage Loans                                                                 0
        Cumulative Subsequent Mortgage Loan Asset Balance                                                               0.00
        Class A-1 Cummulative Excess of Draws Over Principal Paydown                                                    0.00

        Beginning Loan Count                                                                                           5,803
        Ending Loan Count                                                                                              5,659



COLLECTION AMOUNTS CLASS A-1
   1    Aggregate of All Mortgage Collections (Gross)                                                           9,942,349.55
   2    Total Mortgage Interest Collections (Gross)                                                             2,007,603.50
        Servicing Fees (current collection period)                                                                 85,168.96
        Deferred Interest Transfer  (DI)                                                                                0.00
     3a      Mortgage Principal Collections                                                                     7,934,746.05
     3b      Pre-Funded Balance                                                                                         0.00
     3c      Net Liquidation Proceeds                                                                                   0.00
   3    Total Mortgage Principal Collections                                                                    7,934,746.05
        Aggregate of Transfer Deposits                                                                                  0.00
        Investor Loss Amount                                                                                       80,659.75
        Aggregate Investor Loss Reduction Amount                                                                   80,659.75


COLLECTION AMOUNTS CLASS A-2
   1    Aggregate of All Mortgage Collections (Gross)                                                           3,090,181.42
   2    Total Mortgage Interest Collections (Gross)                                                               430,793.98
        Servicing Fees (current collection period)                                                                 18,575.52
        Deferred Interest Transfer  (DI)                                                                                0.00
     3a      Mortgage Principal Collections                                                                     2,659,387.44
     3b      Pre-Funded Balance                                                                                         0.00
     3c      Net Liquidation Proceeds                                                                                   0.00
   3    Total Mortgage Principal Collections                                                                    2,659,387.44
        Aggregate of Transfer Deposits                                                                                  0.00
        Investor Loss Amount                                                                                            0.00
        Aggregate Investor Loss Reduction Amount                                                                        0.00

TOTAL COLLECTION AMOUNT
   1    Aggregate of All Mortgage Collections (Gross)                                                          13,032,530.97
   2    Total Mortgage Interest Collections (Gross)                                                             2,438,397.48
        Servicing Fees (current collection period)                                                                103,744.48
        Deferred Interest Transfer  (DI)                                                                                0.00
     3a      Mortgage Principal Collections                                                                    10,594,133.49
     3b      Insurance Proceeds                                                                                         0.00
     3c      Net Liquidation Proceeds                                                                                   0.00
   3    Total Mortgage Principal Collections                                                                   10,594,133.49
        Aggregate of Transfer Deposits                                                                                  0.00
        Investor Loss Amount                                                                                       80,659.75
        Aggregate Investor Loss Reduction Amount                                                                   80,659.75


        Class A-1 Net Interest Collection                                                                       1,922,434.54
        Class A-2 Net Interest Collection                                                                         412,218.46


DISTRIBUTION AMOUNTS CLASS A-1
        Class A-1 Note    Interest 8.6 (d)(iv)                                                                  1,160,728.69
        Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                                     0.00
        Class A-1 Note    Reserve Fund Amount                                                                           0.00
        Investor Loss Amount                                                                                       80,659.75
        Previous Investor Loss Amount                                                                                   0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                29,870.25
        Credit Enhancer Reimbursement                                                                                   0.00
        Accelerated Principal Distribution Amount                                                                 649,143.52
        Spread Account Deposit                                                                                          0.00
        Indenture  Trustee Fee 8.6 (d)(i)                                                                           1,244.59
        Management Fee 8.6 (d)(iii)                                                                                   787.74
        Payment to Servicer                                                                                             0.00
        Deferred Interest                                                                                               0.00
        Remaining Amount to Transferor                                                                                  0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO INTEREST                                             1,922,434.54


        Maximum Principal Payment                                                                               4,617,325.57
        Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C                   0.00
        Redctin Amt) 8.6(d)(v)
        Accelerated Principal Distribution Amount                                                                 649,143.52
        Loan Loss                                                                                                  80,659.75
        Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                                             0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO PRINCIPAL                                            5,347,128.84


DISTRIBUTION AMOUNTS CLASS A-2
        Class A-2 Note    Interest 8.6 (d)(iv)                                                                    254,222.06
        Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                                     0.00
        Class A-2 Note    Reserve Fund Amount                                                                           0.00
        Investor Loss Amount                                                                                            0.00
        Previous Investor Loss Amount                                                                                   0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                 6,496.19
        Credit Enhancer Reimbursement                                                                                   0.00
        Accelerated Principal Distribution Amount                                                                 151,017.28
        Spread Account Deposit                                                                                          0.00
        Indenture  Trustee Fee 8.6 (d)(i)                                                                             270.67
        Management Fee 8.6 (d)(iii)                                                                                   212.26
        Payment to Servicer                                                                                             0.00
        Deferred Interest                                                                                               0.00
        Remaining Amount to Transferor                                                                                  0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO INTEREST                                               412,218.46


        Maximum Principal Payment                                                                               2,490,938.96
        Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Second Pool O/C                  0.00
        Redctin Amt) 8.6(d)(v)
        Accelerated Principal Distribution Amount                                                                 151,017.28
        Loan Loss                                                                                                       0.00
        Class A-2 Overcollateralization Deficit 8.6 (d)(vi)                                                             0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO PRINCIPAL                                            2,641,956.24



TOTAL DISTRIBUTION AMOUNT
        Class A Note    Interest 8.6 (d)(iv)                                                                    1,414,950.75
        Class A Note    Unpaid Interest Shortfall (current cycle) 5.01(i)                                               0.00
        Class A Note    Reserve Fund Amount                                                                             0.00
        Investor Loss Amount  5.01(iii)                                                                            80,659.75
        Previous Investor Loss Amount 5.01(iv)                                                                          0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                36,366.43
        Credit Enhancer Reimbursement 5.01(vi)                                                                          0.00
        Accelerated Principal Distribution Amount 5.01(vii)                                                       800,160.80
        Spread Account Deposit 5.01(viii)                                                                               0.00
        Indenture  Trustee Fee 8.6 (d)(i)                                                                           1,515.27
        Management Fee 8.6 (d)(iii)                                                                                 1,000.00
        Payment to Servicer per Section 7.03 5.01 (x)                                                                   0.00
        Deferred Interest 5.01 (xi)                                                                                     0.00
        Remaining Amount to Transferor 5.01 (xii)                                                                       0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO INTEREST                                             2,334,653.00


        Maximum Principal Payment                                                                               7,108,264.53
        Scheduled Principal Collection Payment                                                                          0.00
        Accelerated Principal Distribution Amount                                                                 800,160.80
        Loan Loss                                                                                                  80,659.75
        Overcollateralization Deficit 8.6 (d)(vi)                                                                       0.00
        TOTAL CERTIFICATEHOLDERS DISTRIBUTION ALLOCABLE TO PRINCIPAL                                            7,989,085.08

LOSSES/RETRANSFERS
        Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                                   0.00
        Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                                   0.00
        Interest Earned on Shortfall @ applicable Certificate Rate                                                      0.00
        Investor Loss Reduction Amount (From Previous Distributions)                                                    0.00


DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
CLASS A-1
        TOTAL CLASS A-1 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                                             5.4830754
        Interest Distribution Amount                                                                               5.4830754
        Unpaid Note Interest Shortfall Included in Current Distribution                                            0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                            0.0000000

        TOTAL CLASS A-1 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                                           25.2588836
        Maximum Principal Payment                                                                                 21.8114230
        Scheduled Principal Collections Payment                                                                    0.0000000
        Loan Loss                                                                                                  0.3810223
        Accelerated Principal Distribution Amount                                                                  3.0664383


CLASS A-2
        TOTAL CLASS A-2 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                                             4.4567522
        Interest Distribution Amount                                                                               4.4567522
        Unpaid Note Interest Shortfall Included in Current Distribution                                            0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                            0.0000000


        TOTAL CLASS A-2 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                                           46.3159819
        Maximum Principal Payment                                                                                 43.6685067
        Scheduled Principal Collections Payment                                                                    0.0000000
        Loan Loss                                                                                                  0.0000000
        Accelerated Principal Distribution Amount                                                                  2.6474752






        TOTAL INTEREST AMOUNT DISTRIBUTED TO CLASS A CERTIFICATEHOLDER                                             9.9398276
        TOTAL PRINCIPAL AMOUNT DISTRIBUTED TO CLASS A CERTIFICATEHOLDER                                           71.5748655

        Credit Enhancement Draw Amount                                                                                  0.00

DELINQUENCIES/FORECLOSURES

CLASS A-1
        Number of Mortgages 30 to 59 Days Delinquent                                                                      68
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      3,101,463.43
        Number of Mortgages 60 to 89 Days Delinquent                                                                       6
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        274,821.13
        Number of Mortgages 90 to 179 Days Delinquent                                                                      4
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                       131,255.87
        Number of Mortgages 180 or more Days Delinquent                                                                    0
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                           0.00
        Number of Mortgage Loans in Foreclosure                                                                           15
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             667,919.06


        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00



CLASS A-2
        Number of Mortgages 30 to 59 Days Delinquent                                                                       9
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      1,114,979.38
        Number of Mortgages 60 to 89 Days Delinquent                                                                       0
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                              0.00
        Number of Mortgages 90 to 179 Days Delinquent                                                                      0
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                             0.00
        Number of Mortgages 180 or more Days Delinquent                                                                    0
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                           0.00
        Number of Mortgage Loans in Foreclosure                                                                            1
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             399,190.00

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                 242,594.50
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00


TOTAL DELINQUENCIES/FORECLOSURES

        Number of Mortgages 30 to 59 Days Delinquent                                                                      77
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      4,216,442.81
        Number of Mortgages 60 to 89 Days Delinquent                                                                       6
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        274,821.13
        Number of Mortgages 90 to 179 Days Delinquent                                                                      4
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                       131,255.87
        Number of Mortgages 180 or more Days Delinquent                                                                    0
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                           0.00
        Number of Mortgage Loans in Foreclosure                                                                           16
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                           1,067,109.06

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                 242,594.50
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

=============================================================================================================================


RESERVE FUND ACTIVITY

        Class A-1 Reserve Fund  Beginning Balance                                                                       0.00
        Class A-1 Reserve Fund  Deposit/Withdrawal                                                                      0.00
        Class A-1 Reserve Fund  Ending Balance                                                                          0.00

        Class A-2 Reserve Fund  Beginning Balance                                                                       0.00
        Class A-2 Reserve Fund  Deposit/Withdrawal                                                                      0.00
        Class A-2 Reserve Fund  Ending Balance                                                                          0.00

        OFFICER'S CERTIFICATE
        All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

        The Attached Servicing Certificate is true and correct in all material respects.


        -------------------------------------------------------
        A Servicing Officer    Teri Martine


------------------------------------------------------------------------------------------------------------------
HEADLANDS MORTGAGE                                STATEMENT TO NOTEHOLDERS
==================================================================================================================
REVOLVING HOME EQUITY LOAN   LIBOR:                        6.00375%  Current Collection Period:   3/1/00-3/31/00
ASSET-BACKED NOTES           Margin:                       0.35500%  P&S Agreement Date:              9/1/99
SERIES 1999-1                Class A-1  Note Rate:         6.35875%  Original Closing Date:          9/29/99
                             Class A-2  Note Rate:         6.40375%  Distribution Date:              4/17/00
                                                                     Record Date:                    4/16/00
                             Interest Period 3/15/00 thru
                                       4/16/00:               33     Pool Factor:                  87.2434974%

==================================================================================================================

          BALANCES
          Beginning HELOC Pool Balance                                                             204,405,502.98
          Beginning Second Lien Pool Balance                                                        44,581,254.35


          Beginning Class A-1 Note Balance -- CUSIP 422093AK0                                      199,134,968.44
          Beginning Class A-2 Note Balance -- CUSIP 422093AL8                                       43,307,929.45


          Ending Class A-1 Pool Balance                                                            199,707,517.66
          Ending Class A-2 Pool Balance                                                             42,090,315.39


          Ending Class A-1 Note Balance -- CUSIP 422093AK0                                         193,787,839.60
          Ending Class A-2 Note Balance -- CUSIP 422093AL8                                          40,665,973.21

          Additional Balances  Class A-1                                                             3,317,420.48
          Additional Balances  Class A-2                                                               168,448.48

          Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                  0
          Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                               0.00
          Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                   0
          Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                0.00
          Number of all Subsequent HELOC Mortgage Loans (Current Date)                                          0
          Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                        0.00
          Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                                     0
          Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                  0.00
          Number of all Subsequent HLTV Mortgage Loans (Current Date)                                           0
          Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                         0.00
          Cumulative Number of ALL Subsequent Mortgage Loans                                                    0
          Cumulative Subsequent Mortgage Loan Asset Balance                                                  0.00
          Class A-1 Cummulative Excess of Draws Over Principal Paydown                                       0.00

          Beginning Loan Count                                                                              5,803
          Ending Loan Count                                                                                 5,659


COLLECTION AMOUNTS CLASS A-1
          Aggregate of All Mortgage Collections                                                      9,857,180.59
          Total Mortgage Interest Collections                                                        2,007,603.50
          Servicing Fees (current collection period)                                                  (85,168.96)
               Mortgage Principal Collections                                                        7,934,746.05
               Pre-Funded Balance                                                                            0.00
                                                                                                             0.00
          Total Mortgage Principal Collections                                                       7,934,746.05

COLLECTION AMOUNTS CLASS A-2
          Aggregate of All Mortgage Collections                                                      3,071,605.90
          Total Mortgage Interest Collections                                                          430,793.98
          Servicing Fees (current collection period)                                                  (18,575.52)
               Mortgage Principal Collections                                                        2,659,387.44
               Pre-Funded Balance                                                                            0.00
                                                                                                             0.00
          Total Mortgage Principal Collections                                                       2,659,387.44


TOTAL COLLECTION AMOUNT
          Aggregate of All Mortgage Collections                                                     13,032,530.97
          Total Mortgage Interest Collections                                                        2,438,397.48
               Mortgage Principal Collections                                                       10,594,133.49
               Pre-Funded Balance                                                                            0.00

          Total Mortgage Principal Collections                                                      10,594,133.49


DISTRIBUTION AMOUNTS CLASS A-1
          Class A-1 Note    Interest                                                                 1,160,728.69
          Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                        0.00
          Class A-1 Note    Reserve Fund Amount                                                              0.00

          Maximum Principal Payment                                                                  4,617,325.57
          Scheduled Principal Collection                                                                     0.00
          Accelerated Principal Distribution Amount                                                    649,143.52
          Loan Loss                                                                                     80,659.75
          Class A-1 Overcollateralization Deficit                                                            0.00
          Total Certificateholders Distribution Allocable to Principal                               5,347,128.84

DISTRIBUTION AMOUNTS CLASS A-2
          Class A-2 Note    Interest                                                                   254,222.06
          Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                        0.00
          Class A-2 Note    Reserve Fund Amount                                                              0.00

          Maximum Principal Payment                                                                  2,490,938.96
          Scheduled Principal Collection                                                                     0.00
          Accelerated Principal Distribution Amount                                                    151,017.28
          Loan Loss                                                                                          0.00
          Class A-2 Overcollateralization Deficit                                                            0.00
          Total Certificateholders Distribution Allocable to Principal                               2,641,956.24

TOTAL DISTRIBUTION AMOUNT
          Class A Note Interest                                                                      1,414,950.75
          Class A Note Unpaid Interest Shortfall (current cycle)                                             0.00
          Class A Note  Reserve Fund Amount                                                                  0.00

          Maximum Principal Payment                                                                  7,108,264.53
          Scheduled Principal Collection Payment                                                             0.00
          Accelerated Principal Distribution Amount                                                    800,160.80
          Overcollateralization Deficit                                                                      0.00
          Total Certificateholders Distribution Allocable to Principal                               7,908,425.33

LOSSES/RETRANSFERS

          Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                      0.00
          Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                      0.00
          Interest Earned on Shortfall @ applicable Certificate Rate                                         0.00
          Investor Loss Reduction Amount (From Previous Distributions)                                       0.00


DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)

CLASS A-1
          TOTAL CLASS A-1 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                                5.4830754
          Interest Distribution Amount                                                                  5.4830754
          Unpaid Note Interest Shortfall Included in Current Distribution                               0.0000000
          Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)               0.0000000

          TOTAL CLASS A-1 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                              25.2588836
          Maximum Principal Payment                                                                    21.8114230
          Scheduled Principal Collections Payment                                                       0.0000000
          Loan Loss                                                                                     0.3810223
          Accelerated Principal Distribution Amount                                                     3.0664383

CLASS A-2
          TOTAL CLASS A-2 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO INTEREST                                4.4567522
          Interest Distribution Amount                                                                  4.4567522
          Unpaid Note Interest Shortfall Included in Current Distribution                               0.0000000
          Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)               0.0000000

          TOTAL CLASS A-2 NOTE DISTRIBUTION AMOUNT ALLOCABLE TO PRINCIPAL                              46.3159819
          Maximum Principal Payment                                                                    43.6685067
          Scheduled Principal Collections Payment                                                       0.0000000
          Loan Loss                                                                                     0.0000000
          Accelerated Principal Distribution Amount                                                     2.6474752




          TOTAL INTEREST AMOUNT DISTRIBUTED TO CLASS A CERTIFICATEHOLDER                                9.9398276
          TOTAL PRINCIPAL AMOUNT DISTRIBUTED TO CLASS A CERTIFICATEHOLDER                              71.5748655

          Credit Enhancement Draw Amount                                                                     0.00

DELINQUENCIES/FORECLOSURES
CLASS A-1
          Number of Mortgages 31 to 60 Days Delinquent                                                         68
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent
                                                                                                     3,101,463.43
          Number of Mortgages 61 to 90 Days Delinquent                                                          6
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                           274,821.13
          Number of Mortgages 91 to 180 or more Days Delinquent                                                 4
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                  131,255.87
          Number of Mortgages 181 or more Days Delinquent                                                       0
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                              0.00
          Number of Mortgage Loans in Foreclosure                                                              15
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                667,919.06


          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                          0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                              0.00


CLASS A-2
          Number of Mortgages 31 to 60 Days Delinquent                                                          9
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                         1,114,979.38
          Number of Mortgages 61 to 90 Days Delinquent                                                          0
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                    -
          Number of Mortgages 91 to 180 or more Days Delinquent                                                 0
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                        0.00
          Number of Mortgages 181 or more Days Delinquent                                                       0
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                              0.00
          Number of Mortgage Loans in Foreclosure                                                               1
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                                399,190.00


          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                    242,594.50
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                              0.00

TOTAL DELINQUENCIES/FORECLOSURES
          Number of Mortgages 31 to 60 Days Delinquent                                                         77
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                         4,216,442.81
          Number of Mortgages 61 to 90 Days Delinquent                                                          6
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                           274,821.13
          Number of Mortgages 91 to 180 or more Days Delinquent                                                 4
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                  131,255.87
          Number of Mortgages 181 or more Days Delinquent                                                       0
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                              0.00
          Number of Mortgage Loans in Foreclosure                                                              16
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                              1,067,109.06

          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                    242,594.50
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                              0.00

==================================================================================================================

          Class A-1 Note Rate For Next Distribution        LIBOR                        6.13000%         6.48500%


RESERVE FUND ACTIVITY

          Class A-1 Reserve Fund  Beginning Balance                                                          0.00
          Class A-1 Reserve Fund  Deposit/Withdrawal                                                         0.00
          Class A-1 Reserve Fund  Ending Balance                                                             0.00

          Class A-2 Reserve Fund  Beginning Balance                                                          0.00
          Class A-2 Reserve Fund  Deposit/Withdrawal                                                         0.00
          Class A-2 Reserve Fund  Ending Balance                                                             0.00

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